UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2006

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-26323 (Commission File Number)	51-0402415 (IRS Employer Identification No.)

141 West Jackson Boulevard, Suite 2182
Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 427-1912

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) As of October 18, 2006, the Board of Directors appointed Michael G. Bansley as the Company’s new Chief Financial Officer.

Mr. Bansley is a principal in the Chicago CPA firm of Bansley, Brescia & Co., P.C., which he founded in 1980. He graduated from Marquette University in 1957. He is a member of the American Institute of Certified Public Accounts and the Illinois CPA Society.

FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements. These statements are based upon the Company’s beliefs and expectations. They are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. See the Company’s public filings for more detailed information on the risks and uncertainties that may affect the Company and the results or expectations expressed in our forward-looking statements. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Designation	Description of Exhibit

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: November 3, 2006	By:	/s/ Christopher W. Capps
Christopher W. Capps, President
and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

None